UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULA 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

   NETWORK EQUIPMENT TECHNOLOGIES, INC.

Name of the Registrant as Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.

Title of each class of securities to which transaction applies:

........................................................................................

2.

Aggregate number of securities to which transaction applies:

........................................................................................

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

........................................................................................

4.

Proposed maximum aggregate value of transaction:

........................................................................................

5.

Total fee paid:

........................................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.

Amount Previously Paid:

........................................................................................

2.

Form, Schedule or Registration Statement No.:

........................................................................................

3.

Filing Party:

........................................................................................

4.

Date Filed:

........................................................................................

NETWORK EQUIPMENT TECHNOLOGIES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

6900 PASEO PADRE PARKWAY

FREMONT, CA 94555

Stockholder Meeting to be held on 08/08/08

Proxy Material Available

•

Notice of Annual Meeting and Proxy Statement

•

Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 07/25/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit:

www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET

- www.proxyvote.com

2) BY TELEPHONE

- 1-800-579-1639

3) BY E-MAIL*

- sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual

Meeting Date: 08/08/08

Meeting Time: 10:00 a.m. PDT

For holders as of: 06/09/08

Meeting Location:

Corporate Headquarters

6900 Paseo Padre Parkway

Fremont, CA 94555

Meeting Directions:

For Meeting Directions Please Call: 510-713-7300 or visit www.net.com, then click on "Contact Us" at the top of the page.

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote

"FOR" Proposals 1, 2, 3 and 4.

1.

To elect Frederick D. D'Alessio and C. Nicholas Keating, Jr. as Class III Directors to serve until the 2011 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.

2.

To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 27, 2009.

3.

To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock that the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares.

4.

To approve the 2008 Equity Incentive Plan.